UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

PLUM ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	333-281144	98-1795710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2021 Fillmore St. #2089 San Francisco, California	94115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	PLMKU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	PLMK	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLMKW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On April 28, 2025, the board of directors (the “Board”) of Plum Acquisition Corp. IV (the “Company”) appointed Mr. Aidin Aghamiri to serve as an independent director of the Company, effective April 25, 2025.

Mr. Aghamiri, 41, is an entrepreneur and business strategist. Since 2023, Mr. Aghamiri has served as a data center developer, focusing on the development of nationwide facilities specifically designed and optimized for artificial intelligence inference workloads. Previously, from 2007 to 2022, he was a Co-founder of ITRenew, where he served as CEO and as a member of its board of directors from 2017 to 2022. IT Renew supports hyperscale data center operators in managing, expanding, and optimizing their hardware infrastructure during periods of digital transformation and rapid data growth. Mr. Aghamiri earned a Bachelor of Science degree in Finance from Ohio State University and an MBA in Business from Duke University.

The Board determined that Mr. Aghamiri is an “independent director,” as defined under the applicable rules of the Securities Exchange Act of 1934, as amended, and the rules of Nasdaq. There are no arrangements or understandings between Mr. Aghamiri and any other person pursuant to which Mr. Aghamiri was selected as a director, and there is no family relationship between Mr. Aghamiri and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Mr. Aghamiri requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Aghamiri signed joinders to (i) that certain letter agreement, dated January 14, 2025, by and among the Company, Plum Partners IV, LLC, and the Company’s officers and directors and (ii) that certain registration rights agreement, dated January 14, 2025, by and among the Company, Plum Partners IV, LLC, Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, and the other parties thereto. Mr. Aghamiri also entered into a standard director indemnity agreement with the Company, a form of which was filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2025	PLUM ACQUISITION CORP. IV

	By:	/s/ Kanishka Roy
	Name:	Kanishka Roy
	Title:	Chief Executive Officer

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